UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) NOVEMBER 19, 1997



                       TRAVEL SERVICES INTERNATIONAL, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                             0-29296               52-2030324
------------------------             -------------         ------------------
(State or other juris-                (Commission           (IRS Employer
diction of incorporation)             File Number)         Identification No.)



              220 CONGRESS PARK DRIVE, DELRAY BEACH, FLORIDA 33445
              ----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



         Registrant's telephone number, including area code 561-266-0860






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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

CRUISEONE, INC. AND CRUISE WORLD, INC.

On November 19, 1997, Travel Services International, Inc. (the "Company") completed the acquisitions of all of the outstanding capital stock of CruiseOne, Inc., a Florida corporation ("CruiseOne"), and Cruise World, Inc., a New York corporation ("Cruise World"), pursuant to separate Stock Purchase Agreements, each dated as of October 28, 1997 (such acquisitions being referred to collectively as the "CruiseOne and Cruise World Acquisitions"). CruiseOne is a specialized distributor of cruises, operating under a franchise system with over 325 home-based franchisees and a reservation fulfillment center in Deerfield Beach, Florida. Cruise World is also a specialized distributor of cruises, operating from a central reservation center and eight retail outlets in New York, New Jersey and Connecticut. The CruiseOne and Cruise World Acquisitions further expand the Company's existing presence in the cruise reservations market, while adding additional distribution channels (franchise and retail operations), a presence in the New York Tri-State area and advertising space in the travel section of THE NEW YORK TIMES.

The aggregate consideration paid for the CruiseOne and Cruise World Acquisitions was 655,196 shares of common stock of the Company (328,492 shares for CruiseOne and 326,704 shares for Cruise World, valued at an aggregate of approximately $14.66 million based on the average of the closing prices of the Company's common stock for the five trading days prior to the date of the Stock Purchase Agreements). The amount of consideration was determined based on arms-length negotiations. The selling stockholders of CruiseOne were Anthony J. Persico and Charlotte Luna. The selling stockholders of CruiseWorld were Anthony J. Persico, Marc W. Persico, Anthony R. Persico, Christopher P. Persico and Vincent D. Farrell. The acquisitions are expected to be accounted for using the pooling of interests method of accounting.

Prior to the CruiseOne and Cruise World Acquisitions, CruiseOne and Cruise World were under the common control of Anthony J. Persico who, following such acquisitions, is the Chairman and Chief Executive Officer of CruiseOne and Cruise World and is a holder of greater than 5% of the outstanding stock of the Company. There are no other material relationships known to the Company between any of the sellers of the acquired companies and the Company or its affiliates, directors or officers, or associates of such directors or officers.

The assets of CruiseOne and Cruise World include supplier contracts, customer lists, franchise agreements, accounts receivable, personal property, cash and cash equivalents, toll-free telephone numbers and certain intangibles. The Company expects to continue to utilize these assets in a manner consistent with that of their historical usage.

The Company has agreed to register the shares issued in connection with the CruiseOne and Cruise World Acquisitions on a shelf registration statement so as to permit the sale or other disposition (subject to certain lock-up agreements and restrictions, including restrictions based on the pooling of interests method of accounting) by the holders of such shares. The Company has agreed to pay the expenses in connection with any such registration, other than selling commissions.

The foregoing descriptions are qualified in all respects by reference to the full text of the acquisition agreements, each of which is included as an exhibit to this report.

SHIP `N' SHORE CRUISES, INC., CRUISE TIME, INC., SNS COACHLINE, INC., CRUISE MART, INC. AND SNS TRAVEL MARKETING, INC.

On November 21, 1997, the Company completed the acquisitions of all of the outstanding capital stock of Ship `N' Shore Cruises, Inc., Cruise Time, Inc., SNS Coachline, Inc., Cruise Mart, Inc. and SNS Travel Marketing, Inc. (collectively, "Ship `N' Shore"), pursuant to a Stock Purchase Agreement dated as of October 28, 1997 (such acquisitions being referred to collectively as the "Ship `N' Shore Acquisitions"). Ship `N' Shore is a specialized distributor of cruises and land packages, specializing in the Alaska market. The Ship `N' Shore Acquisition further expands the Company's existing presence in the cruise reservations market, while adding additional expertise in cruise and land tours in Alaska and offering Alaska land programs for sale to both consumers and travel agents.

The aggregate consideration paid for the Ship `N' Shore Acquisition was 471,508 shares of common stock of the Company (valued at approximately $10.55 million based on the average of the closing prices of the Company's common stock for the five trading days prior to the date of the Stock Purchase Agreement). The amount of consideration was determined based on arms-length negotiations. The selling stockholder of Ship `N' Shore was Natalee Stutzman. The acquisition is expected to be accounted for using the pooling of interests method of accounting.

Prior to the Ship `N' Shore Acquisition, all of the Ship `N' Shore companies were owned by Natalee Stutzman who, following the acquisition, is the Chief Executive Officer of Ship `N' Shore Cruises, Inc. There are no other material relationships known to the Company between the seller of the acquired companies and the Company or its affiliates, directors or officers, or associates of such directors or officers.

The assets of Ship `N' Shore include supplier contracts, customer lists, accounts receivable, personal property, motor coaches, cash and cash equivalents, toll-free telephone numbers and certain intangibles. The Company expects to continue to utilize these assets in a manner consistent with that of their historical usage.

The Company has agreed to register the shares issued in connection with the Ship `N' Shore Acquisition on a shelf registration statement so as to permit the sale or other disposition (subject to certain lock-up agreements and restrictions, including restrictions based on the pooling of interests method of accounting) by the holder of such shares. The Company has agreed to pay the expenses in connection with any such registration, other than selling commissions.

The foregoing descriptions are qualified in all respects by reference to the full text of the acquisition agreement, which is included as an exhibit to this report.

ITEM 5.  OTHER EVENTS.

ANTHONY DEAN CORPORATION, D/B/A CRUISE FAIRS OF AMERICA

On November 19, 1997, the Company completed the acquisition of all of the outstanding capital stock of Anthony Dean Corporation ("Cruise Fairs"), pursuant to a Stock Purchase Agreement dated as of October 28, 1997, among the Company, Cruise Fairs and The Adler Family Trust, as sole stockholder (such acquisition being referred to as the "Cruise Fairs Acquisition"). Cruise Fairs is a specialized distributor of cruises with Mexico as its most popular destination. The Cruise Fairs Acquisition further expands the Company's existing presence in the cruise reservations market, while adding additional expertise in the Mexican market, a cruise reservation center in Los Angeles, California, and advertising space in the travel section of THE LOS ANGELES TIMES.

The consideration paid for the Cruise Fairs Acquisition was determined based on arms-length negotiations and consisted solely of shares of common stock of the Company. The acquisition is expected to be accounted for using the pooling of interests method of accounting. The Company is not aware of any material relationship that existed prior to the Cruise Fairs Acquisition between the Company or its affiliates, directors or officers, or associates of such directors or officers on the one hand, and Cruise Fairs and its shareholder on the other hand. Anthony D. Adler will continue as the Chief Executive Officer of Cruise Fairs.

The Company has agreed to register the shares issued in connection with the Cruise Fairs Acquisition on a shelf registration statement so as to permit the sale or other disposition (subject to certain lock-up agreements and restrictions, including restrictions based on the pooling of interests method of accounting) by the holder of such shares. The Company has agreed to pay the expenses in connection with any such registration, other than selling commissions.

TRAX SOFTWARE, INC.

On December 2, 1997, the Company completed the acquisition of all of the outstanding capital stock of Trax Software, Inc. ("Trax"), pursuant to a Stock Purchase Agreement dated October 29, 1997, among the Company and the shareholders of Trax (such acquisition being referred to as the "Trax Acquisition"). Trax is the developer of software products designed for specialized distributors of leisure travel services. This software is expected to become the foundation of the Company's integrated selling, service, product development and customer information systems.

The consideration paid for the Trax Acquisition was determined based on arms-length negotiations and consisted of shares of common stock of the Company. The acquisition will be accounted for as a purchase. The Company is not aware of any material relationship that existed prior to the Trax Acquisition between the Company or its affiliates, directors or officers, or associates of such directors or officers on the one hand, and Trax and its shareholders on the other hand. Joseph Bous and Hong-Minh Pho will continue to develop the software products on behalf of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


PRO FORMA FINANCIAL INFORMATION

It is impracticable at this time to provide the required financial statements or pro forma financial information with respect to the acquisitions described in
Item 2 above. The required financial statements or pro forma financial information will be filed as soon as practicable, but in no event later than February 2, 1998 (60 days after this report on Form 8-K is required to be filed).

EXHIBITS

  1 Stock Purchase Agreement, dated as of October 28, 1997, among Travel Services International, Inc., CruiseOne, Inc., Anthony J. Persico and Charlotte Luna, as amended.

  2 Stock Purchase Agreement, dated as of October 28, 1997, among Travel Services International, Inc., Cruise World, Inc., and the sellers named therein, as amended.

  3 Stock Purchase Agreement, dated as of October 28, 1996, among Travel Services International, Inc., Ship `N' Shore Cruises, Inc., Cruise Time, Inc., SNS Coachline, Inc., Cruise Mart, Inc., SNS Travel Marketing, Inc. and Natalee Stutzman, as amended.

                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TRAVEL SERVICES INTERNATIONAL, INC.
                                                            (Registrant)

Date:  December 4, 1997

                                                     /s/ JILL M. VALES
                                                    -----------------------------------------------
                                                    Jill M. Vales
                                                    Senior Vice President and Chief Financial Officer
                                                    (as both a duly authorized officer of the registrant and the principal financial officer or chief accounting officer of the registrant)



                                 EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------
    1            Stock Purchase Agreement, dated as of October 28, 1997, among
                 Travel Services International, Inc., CruiseOne, Inc., Anthony
                 J. Persico and Charlotte Luna, as amended

    2 Stock Purchase Agreement, dated as of October 28, 1997, among Travel Services International, Inc., Cruise World, Inc., and the sellers named therein, as amended

    3 Stock Purchase Agreement, dated as of October 28, 1996, among Travel Services International, Inc., Ship 'N' Shore Cruises, Inc., Cruise Time, Inc., SNS Coachline, Inc., Cruise Mart, Inc., SNS Travel Marketing, Inc. and Natalee Stutzman, as amended